FILED # C20251-00                                        Filing Fee:
                                                         Receipt #:
JUL 27 2000                Articles of Incorporation
                             (PURSUANT TO NRS 78)
IN THE OFFICE OF                STATE OF NEVADA
Dean Heller                    SECRETARY OF STATE
DEAN HELLER, SECRETARY OF STATE


(For filing office use)                         (For filing office use)
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IMPORTANT:  Read instructions on reverse side before completing this form.
                        TYPE OR PRINT (BLACK INK ONLY)

1.   NAME OF CORPORATION:  Normark Ventures Corp.
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2.   RESIDENT AGENT: (designated resident agent and his STREET
     ADDRESS in Nevada where process may be served)

Name of Resident Agent:   Michael A. Cane
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Street Address: 2300 West Sahara Ave., Suite 500-Box 18 Las Vegas, NV 89102
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                Street No.   Street Name               City          Zip

3.    SHARES: (number of shares the corporation is authorized to issue)
      Number of shares with par value:  100 Million   Par value: $ .001
                                   No. without par value: _________

4. GOVERNING BOARD: shall be styled as (check one): X Directors -- Trustees The FIRST BOARD OF DIRECTORS shall consist of 1 member(s) and the names and addresses are as follows:

Michael A. Cane   2300 West Sahara, Ste. 500-Box 18, Las Vegas, NV 89102
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Name              Address                           City/State/Zip

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Name              Address                           City/State/Zip

5.    PURPOSE: (optional) :  The purpose of the corporation shall be:

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6.  OTHER MATTERS: This form includes the minimal statutory requirements to incorporate under NRS 78.  You  may attach additional information pursuant to NRS 78.037 or any other
    information you deem appropriate.   If any of the additional
    information is contradictory to this form it cannot be filed and will be returned to you for correction. Number of pages attached 0.
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7. SIGNATURES OF INCORPORATORS: The names and addresses of each of the incorporators signing the articles.

    Michael A. Cane
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    Name (print)
    2300 West Sahara, Ste. 500-Box 18, Las Vegas, NV  89102
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    Address                            City/State/Zip
    /S/ Michael A. Cane
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    Signature

State of Nevada,     County of Clark
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This instrument was acknowledged before me on
July 26      , 2000, by
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Michael A. Cane
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Name of Person

as incorporator of Normark Ventures Corp.
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Name (print)

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Address              City/State/Zip

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Signature

State of       , County of
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This instrument was acknowledged before me on
           , 199  by
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Name of Person
as incorporator of
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/S/ Carolyne S. Johnson
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Notary Public Signature
(affix notary stamp or seal)

 /s/ NOTARY PUBLIC
 STATE OF NEVADA
 COUNTY OF CLARK
 CAROLYNE S. JOHNSON
Not 97-4746-1
My Appointment Expires Nov. 5, 2001

8.   CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT:

     I, Michael A. Cane hereby accept appointment as Resident
     Agent for the above named corporation.
     /S/ Michael A. Cane                      07-26-00
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     Signature of Resident Agent              Date